Exhibit 10.8

                                                                  EXECUTION COPY

                    AMENDED AND RESTATED CORPORATE SERVICES
                                   AGREEMENT

                             DATED 17 OCTOBER 2006

                     STRUCTURED FINANCE MANAGEMENT LIMITED
                       (as CORPORATE SERVICES PROVIDER)
                                      and

                        SFM CORPORATE SERVICES LIMITED
                              (as SHARE TRUSTEE)
                                      and

                          PERMANENT HOLDINGS LIMITED
                                 (as HOLDINGS)
                                      and

                       PERMANENT FUNDING (NO. 1) LIMITED
                                (as FUNDING 1)
                                      and

                       PERMANENT FUNDING (NO. 2) LIMITED
                                (as FUNDING 2)
                                      and

                                  HALIFAX PLC
                                 (as HALIFAX)
                                      and

                             THE BANK OF NEW YORK
        (as FUNDING 1 SECURITY TRUSTEE and FUNDING 2 SECURITY TRUSTEE)

                                 ALLEN & OVERY
                               ALLEN & OVERY LLP

                                   CONTENTS

CLAUSE                                                                     PAGE

1.     Definitions and Interpretation.........................................2
2.     Nomination of Directors prior to Service of an Acceleration Notice.....2
3.     Nomination of Directors after Service of an Intercompany Loan
       Acceleration Notice or Master Intercompany Loan Acceleration Notice....4
4.     Provision of Corporate Administrative Services.........................5
5.     Additional Services....................................................7
6.     Confidentiality........................................................7
7.     Remuneration, Costs and Expenses.......................................8
8.     Engagement of Third Parties............................................8
9.     Covenant by Holdings...................................................9
10.    Undertakings by Funding 1 and Funding 2................................9
11.    Indemnity                                                              9
12.    Termination...........................................................10
13.    Non-Assignment........................................................10
14.    Permitted Enforcement.................................................10
15.    The Funding 1 Security Trustee and the Funding 2 Security Trustee.....10
16.    Notices...............................................................10
17.    Amendments............................................................11
18.    Invalidity............................................................11
19.    Non-Exclusive Appointment.............................................12
20.    Contracts (Rights of Third Parties) Act 1999..........................12
21.    Counterparts..........................................................12
22.    Delegation............................................................12
23.    Governing Law.........................................................12
24.    Submission to jurisdiction............................................12

Signatories..................................................................13

THIS AMENDED AND RESTATED CORPORATE SERVICES AGREEMENT (this AGREEMENT) is made on 17 October 2006 BETWEEN:

(1) STRUCTURED FINANCE MANAGEMENT LIMITED (registered number 3853947) whose business address is at 35 Great St. Helen's, London EC3A 6AP (in its capacity as THE CORPORATE SERVICES PROVIDER);

(2) SFM CORPORATE SERVICES LIMITED (registered number 3920258) whose registered office is at 35 Great St. Helen's, London EC3A 6AP (the SHARE TRUSTEE);

(3) PERMANENT HOLDINGS LIMITED (registered number 4267664) whose registered office is at 35 Great St. Helen's, London EC3A 6AP (HOLDINGS);

(4) PERMANENT FUNDING (NO. 1) LIMITED (registered number 4267660) whose registered office is at 35 Great St. Helen's, London EC3A 6AP (FUNDING
       1);

(5) PERMANENT FUNDING (NO. 2) LIMITED (registered number 4441772) whose registered office is at 35 Great St. Helen's, London EC3A 6AP (FUNDING
       2);

(6) HALIFAX PLC (registered number 02367076), a public limited company incorporated under the laws of England and Wales, whose registered office is at Trinity Road, Halifax, West Yorkshire HX1 2RG (HALIFAX);

(7) THE BANK OF NEW YORK, a New York banking corporation whose London branch office is at 48th Floor, One Canada Square, London E14 5AL (in its capacity as the FUNDING 1 SECURITY TRUSTEE); and

(8) THE BANK OF NEW YORK, a New York banking corporation whose London branch office is at 48th Floor, One Canada Square, London E14 5AL (in its capacity as the FUNDING 2 SECURITY TRUSTEE).

WHEREAS:

(A) By the Corporate Services Agreement, the Funding 1 Corporate Services Provider has agreed with, inter alios, the other parties to this Agreement to provide various corporate administration and personnel services to each of Holdings, Funding 1 and Permanent Holdings Limited (PECOH) on the terms and conditions contained in this Agreement.

(B) Pursuant to a declaration of trust dated 14 June 2002 (the FIRST DECLARATION OF TRUST) the Share Trustee holds two ordinary shares in the issued share capital of Holdings on a discretionary trust for the Beneficiaries (as defined in the First Declaration of Trust).

(C) The parties to the Corporate Services Agreement have agreed to amend and restate the terms of that Agreement as set out herein, including to provide for the appointment of the Corporate Services Provider to provide various corporate and administration and personnel services to Funding 2 on the same terms as such services are provided by it to Funding 1.

IT IS HEREBY AGREED as follows:

1.     DEFINITIONS AND INTERPRETATION

1.1 The amended and restated master definitions and construction schedule signed by, amongst others, the parties to this Agreement and dated 17 October 2006 (as the same may be amended, restated or supplemented from time to time with the consent of the parties to this Agreement) (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the master issuer master definitions and construction schedule signed for the purposes of identification by Allen & Overy LLP and Sidley Austin on 17 October 2006 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Agreement) (the MASTER ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) are expressly and specifically incorporated into this Agreement and, accordingly, the expressions defined in the Master Definitions and Construction Schedule and the Master Issuer Master Definitions and Construction Schedule (as so amended, varied or supplemented from time to time) shall, except where the context otherwise requires and save where otherwise defined herein, have the meanings in this Agreement, including the Recitals hereto, and this Agreement shall be construed in accordance with the interpretation provisions set out in CLAUSE 2 (Interpretation and Construction) of the Master Definitions and Construction Schedule and the Master Issuer Master Definitions and Construction Schedule.

       In addition, COMPANIES means Funding1, Funding 2 and Holdings and each a COMPANY.

1.2 In this Agreement each reference to a party shall be deemed to include its successors and permitted assigns. For this purpose SUCCESSOR means in relation to a party an assignee or successor in title of such party or any person who, under the laws of its jurisdiction of incorporation or domicile has assumed the rights and/or obligations of such party or to whom under such laws the same have been transferred.

1.3 This Agreement amends and restates the Funding 1 Corporate Services Agreement made on the 14 June 2002 between the parties hereto other than Funding 2 and the Funding 2 Security Trustee (the PRINCIPAL AGREEMENT). As of the date of this Agreement, any future rights or obligations (excluding such obligations accrued to the date of this Agreement) of a party under the Principal Agreement shall be extinguished and shall instead be governed by this Agreement.

2.     NOMINATION OF DIRECTORS PRIOR TO SERVICE OF AN ACCELERATION NOTICE

2.1    ENTITLEMENT TO NOMINATE

       Prior to the service of (in respect of Funding 1) an Intercompany Loan Acceleration Notice and/or (in respect of Funding 2) a Master Intercompany Loan Acceleration Notice and for so long as this Agreement remains in force:

       (a) Halifax is entitled to, and shall, nominate one person willing to serve in the capacity of director of each of the Companies (and, in each case, Halifax shall be deemed to have so nominated David Balai as its first nominee in such capacity);

       (b) the Corporate Services Provider is entitled to, and shall, nominate two persons willing to serve in the capacity of director of each of the Companies (and, in each case, shall be deemed to have so nominated SFM Directors Limited (registered number 3920254) and SFM Directors (No. 2) Limited (registered number 4017430) as its first nominees in such capacity) and nothing herein shall prevent the Corporate Services Provider from nominating itself as a corporate director of any of the above companies; and

       (c) the Corporate Services Provider will be entitled to, and shall, nominate one person willing to serve in the capacity of Company Secretary of the each of the Companies and has nominated SFM Corporate Services Limited (registered number 3920255) as its first nominee in such capacity.

2.2    APPOINTOR

       In relation to any person nominated or deemed to be nominated under CLAUSE 2.1 above or CLAUSE 2.3 below, whichever of Halifax or the Corporate Services Provider nominated that person is referred to below as that person's APPOINTOR.

2.3    RESIGNATION OR RETIREMENT OF DIRECTOR

       Each appointor hereby confirms to the other that, if the person nominated or deemed to be nominated by it should resign or retire or for any other reason cease to act as director of any of the Companies, it will promptly:

       (a) procure that such director shall acknowledge in writing that he has no claim of any nature whatsoever against the relevant Company;

       (b)    nominate another person willing to act in the relevant capacity;
              and

       (c)    procure the consent of that other person to act in that capacity.

2.4    ACCEPTANCE OF APPOINTMENT AND PAYMENT

       Each appointor shall procure that each of the persons respectively nominated or deemed to be nominated by it from time to time as provided above accepts the relevant appointment and acts in the relevant capacity without fee or remuneration (including, for the avoidance of doubt, upon resignation or retirement) from any of the Companies, save that nothing in this Agreement shall prejudice the right of the Corporate Services Provider to be remunerated for its services under CLAUSE 7 (Remuneration, Costs and Expenses) below.

2.5    COMPOSITION OF BOARDS

(a)    The Share Trustee undertakes and agrees:

       (i) subject to its duties and obligations as Share Trustee under the First Declaration of Trust and subject to CLAUSE 3.4 (Requests of the Funding 1 Security Trustee and the Funding 2 Security Trustee) that it shall exercise its rights as a shareholder of Holdings and all rights and powers vested in it under the Articles of Association of Holdings so as to procure that the board of directors of Holdings comprises at all times one nominee of Halifax (provided that Halifax shall have nominated a person to such office) and two nominees of the Funding 2 Corporate Services Provider, as provided under CLAUSE 2.1 above; and

       (ii) the Corporate Services Provider and Halifax shall procure that at all times a majority (by number) of the directors nominated by them under CLAUSE 2.1 above, for

              Holdings will be resident in the UK (and not in any other jurisdiction) for the purposes of UK income tax.

(b)    Holdings undertakes and agrees:

       (i) subject to CLAUSE 3.4 (Requests of the Funding 1 Security Trustee and the Funding 2 Security Trustee) that it shall exercise its rights as a shareholder of Funding 1 and Funding 2 and all rights and powers vested in it under the respective Articles of Association of Funding 1 and Funding 2 so as to procure that the board of directors of Funding 1 and Funding 2 comprises at all times one nominee of Halifax (provided that Halifax shall have nominated a person to such office) and two nominees of the Corporate Services Provider, as provided under CLAUSE 2.1 above; and

       (ii) the Corporate Services Provider and Halifax shall procure that at all times a majority (by number) of the directors nominated by them under CLAUSE 2.1 above, for Funding 1 and Funding 2 will be resident in the UK (and not in any other jurisdiction) for the purposes of UK income tax.

3. NOMINATION OF DIRECTORS AFTER SERVICE OF AN INTERCOMPANY LOAN ACCELERATION NOTICE OR MASTER INTERCOMPANY LOAN ACCELERATION NOTICE

3.1    RIGHTS AND POWERS UPON AN INTERCOMPANY LOAN ACCELERATION NOTICE

       In the event that an Intercompany Loan Acceleration Notice is served on Funding 1, Holdings shall exercise its rights as the sole beneficial owner of one share in Funding 1 and the rights and powers vested in it under the Articles of Association of Funding 1 so as to procure that:

       (a) such new or additional directors of Funding 1 as the Funding 1 Security Trustee shall direct shall be duly appointed; and

       (b) such of the directors nominated pursuant to CLAUSES 2.1 (Entitlement to Nominate) or 2.3 (Resignation or Retirement of Director) above as the Funding 1 Security Trustee requests shall tender their resignation, if so requested by the Funding 1 Security Trustee, and nothing shall prevent the Funding 1 Security Trustee from nominating itself for appointment as a director of Funding 1 provided that a majority (by number) of the directors of Funding 1 will continue to be resident in the UK (and not in any other jurisdiction) for the purposes of the income tax.

3.2    RIGHTS AND POWERS UPON A MASTER INTERCOMPANY LOAN ACCELERATION NOTICE

       In the event that a Master Intercompany Loan Acceleration Notice is served on Funding 2, Holdings shall exercise its rights as the sole beneficial owner of one share in Funding 2 and the rights and powers vested in it under the Articles of Association of Funding 2 so as to procure that:

       (a) such new or additional directors of Funding 2 as the Funding 2 Security Trustee shall direct shall be duly appointed; and

       (b) such of the directors nominated pursuant to CLAUSE 2.1 (Entitlement to Nominate) or 2.3 (Resignation or Retirement of Director) above as the Funding 2 Security Trustee requests shall tender their resignation, if so requested by the Funding 2 Security Trustee, and nothing shall prevent the Funding 2 Security Trustee from nominating itself for appointment as a director of Funding 2 provided that a majority (by number) of the directors of Funding 2 will continue to be resident in the UK (and not in any other jurisdiction) for the purposes of the income tax.

3.3    TERMS OF APPOINTMENT

       Any director nominated or appointed pursuant to CLAUSE 3.1 above shall be appointed upon such terms (including reasonable remuneration) as may be agreed in writing between its appointees and the Funding 1 Security Trustee and the Funding 2 Security Trustee.

3.4    REQUESTS OF THE FUNDING 1 SECURITY TRUSTEE AND THE FUNDING 2 SECURITY
       TRUSTEE

       For so long as Holdings is the beneficial holder of the whole of the issued share capital of Funding 1 and/or Funding 2, and in the event (but only in the event) that the provisions of CLAUSE 3.1 above apply, Holdings undertakes and agrees, subject to its duties and obligations as trustee under the First Declaration of Trust, to comply with all requests of the Funding Security 1 Trustee and/or the Funding 2 Security Trustee (respectively) as to:

       (a) the exercise of its rights as shareholder of Funding 1 and/or Funding 2; and

       (b) all rights and powers vested in it under the Articles of Association of Holdings,

       in relation to the appointment and/or removal from office by Holdings of any of the directors of Funding 1 and/or Funding 2.

3.5    RESIGNATION

       In the event that an Intercompany Loan Acceleration Notice or a Master Intercompany Loan Acceleration Notice is served on Funding 1 or Funding 2 (respectively), any appointment of a director in office at such time validly made pursuant to CLAUSES 2.1 (Entitlement to Nominate) or 2.3 (Resignation or Retirement of Director) above shall continue to be effective in accordance with the provisions of this Agreement unless and until such director has resigned pursuant to CLAUSE 2.3 above.

3.6    NO RECOURSE

       The obligations of the parties hereto under this Agreement are solely the corporate obligations of each of the parties.

       No recourse shall be had in respect of any obligation or claim arising out of or based upon this Agreement against any employee, officer or director of any of the parties hereto, save where the claim, demand, liability, cost or expense in connection therewith arises from the gross negligence, wilful default or breach of duty of such employee, officer or director of the respective party.

4.     PROVISION OF CORPORATE ADMINISTRATIVE SERVICES

       Until termination of this Agreement pursuant to CLAUSE 12 (Termination), the Corporate Services Provider shall provide all general company secretarial, registrar and company administration services (the CORPORATE SERVICES) required by each of the Companies including, without limitation, the following:

       (a) accepting services of process and any other documents or notices to be served on any of the Companies and prompt notification to each Company of any legal proceedings initiated of which the company secretary becomes aware;

       (b) procuring the preparation and keeping of the accounts of each of the Companies by Halifax and such books and records as are required by any applicable law or otherwise to be kept by each of the Companies for the proper conduct of the affairs of each Company. For the avoidance of doubt the Corporate Services Provider shall not be responsible for (i) maintaining the accounting records or (ii) drawing up draft accounts in preparation for the annual audit of any of the Companies;

       (c) providing all necessary staff and facilities for each of the Companies, including the provision of registered office accommodation for each of the Companies (which shall be at 35 Great St. Helen's, London EC3A 6AP);

       (d) in respect of each Company, the maintenance and safe-keeping of the register of shareholders and corporate records in accordance with the Articles of Association and the Companies Act, issuing share certificates, and effecting share transfers and filing (insofar as the relevant board of directors have duly approved, signed and delivered the same and monies in respect of applicable fees are made available to the company secretary) any applicable statutory returns and tax filings in England and Wales;

       (e) the convening of the annual shareholders' meeting and the annual meeting of the directors' of each of the Companies providing facilities for holding the said meetings and preparing and keeping minutes of the said meetings;

       (f) in respect of each Company, as and when requested by a director of the Company, the company secretary of the Company or the auditors of the Company, deliver to such person such information in connection with the Company as may be in the possession of the Corporate Services Provider or as may be reasonably obtainable by it;

       (g) in respect of each Company, as and when requested under the terms of any agreements to which the Company is party, the delivery to any person entitled to it under such terms of such information or documents which is (i) provided for under such agreements, and
              (ii) in the possession of the Corporate Services Provider or is reasonably obtainable by it;

       (h) in respect of each Company, the response to company correspondence and the communication thereof with directors and shareholders as necessary;

       (i) in respect of each Company, at the request of the relevant board of directors, prepare and forward to the shareholders of such Company all statements and notices which the board of directors is required to issue, send or serve in accordance with its Articles of Association;

       (j) in respect of each Company, give, at the request of the relevant board of directors, any directions and information to any providers or services (such as auditors, accountants, financial or management advisers or attorneys) or other agents appointed by the board of directors pursuant to the relevant Articles of Association;

       (k) use of its best efforts to cause each of the Companies (to the extent that the relevant Company has sufficient funds and other resources and is otherwise able to do so) to comply with its obligations under any agreement by which such Company is bound and under all relevant laws; and

       (l) deliver to the Liquidity Facility Provider an Extension Request as contemplated by CLAUSE 2.3 of the Liquidity Facility Agreement.

5.     ADDITIONAL SERVICES

       The Corporate Services Provider may agree with the Funding 1 Security Trustee and the Funding 2 Security Trustee to provide certain other supplementary services which any of the Companies, the Funding 1 Security Trustee and/or the Funding 2 Security Trustee may from time to time request the Corporate Services Provider to carry out, or that the Corporate Service Provider deems necessary as being ancillary to the statutory duties of the Directors nominated by the Corporate Services Provider (ADDITIONAL SERVICES).

6.    CONFIDENTIALITY

       The Corporate Services Provider shall not, and hereby undertakes to procure that each person nominated or deemed to be nominated as director or company secretary of any of the Companies by it pursuant to CLAUSE 2 (Nomination of Directors Prior to Service of an Acceleration Notice) and any agent nominated by it pursuant to this Agreement shall not, and that the Share Trustee shall not (regardless of whether or not such person shall still be in office or is still a shareholder), at any time disclose to any person, firm or company whatsoever, and shall treat as confidential, any information relating to the business, finances or other matters of Halifax, or any of the Companies, which such person may have obtained as a result of (in the case of the Corporate Services Provider) its role under this Agreement or as employer or principal to any such director, shareholder or agent and (in the case of any such director, shareholder or agent) his or its position as director, shareholder or agent of any of the Companies, or otherwise have become possessed, and the Corporate Services Provider shall use its best endeavours to prevent any such disclosure, provided however that the provisions of this CLAUSE 6 shall not apply:

       (a) to the disclosure of any information already known to the recipient otherwise than as a result of a breach of this CLAUSE 6;

       (b) to the disclosure of any information which is or becomes public knowledge otherwise than as a result of such disclosure being made in breach of this CLAUSE 6, or as a result of the unauthorised or improper conduct of the recipient;

       (c) to the extent that disclosure is required pursuant to any law or order of any court or pursuant to any direction, request or requirement (whether or not having the force of law) of any central bank or any governmental or other regulatory or taxation authority (including, without limitation, any official bank examiners or regulators or the Financial Services Authority in its capacity as the UK Listing Authority);

       (d) to the disclosure of any information to professional advisers to, or agents of, the Corporate Services Provider, Halifax or any of the Rating Agencies who receive the same under a duty of confidentiality;

       (e) to the disclosure of any information with the consent of all the parties hereto to the Funding 1 Security Trustee, the Funding 2 Security Trustee or any Note Trustee;

       (f) to the disclosure of any information in respect of Funding 1 to the Funding 1 Security Trustee and in respect of Funding 2 to the Funding 2 Security Trustee; and

       (g) to disclosure on behalf of any of the Companies of any information required by the terms of any Transaction Documents to which any of the Companies is now or becomes a party, to the persons to whom such disclosure is required by the terms of the relevant Issuer Transaction Document, and the Corporate Services Provider hereby agrees to indemnify and hold harmless Halifax, the Funding 1 Security Trustee, the Funding 2 Security Trustee and each of the Companies on an after tax basis for all losses, damages, expenses, costs, claims and charges arising from or caused by any disclosure of information by any of the Funding 2 Corporate Services Provider or any agent appointed by it or any director nominated or deemed to be nominated by it or any agent appointed by it, which disclosure is made contrary to the provisions of this CLAUSE 6.

       Upon termination of this Agreement pursuant to CLAUSE 12 (Termination), the Share Trustee, the Corporate Services Provider, any of its agents and each person nominated or deemed nominated by the Corporate Services Provider as Director of Funding 1, Funding 2 and Holdings (regardless of whether or not such a person shall still be in office) shall forthwith deliver (and in the meantime hold on trust for, and to the order of Halifax) to Halifax, or as Halifax shall direct, the information described in CLAUSE 6 of this Agreement in their possession or under their control howsoever held.

7.     REMUNERATION, COSTS AND EXPENSES

       Until termination of this Agreement pursuant to CLAUSE 12, the Corporate Services Provider shall be entitled to remuneration under this Agreement in accordance with a fee letter of even date hereof (the CORPORATE SERVICES FEE LETTER).

       Each of the Companies, the Share Trustee, the Funding 1 Security Trustee and the Funding 2 Security Trustee agree that the Corporate Services Provider is not required to advance, expend or use its own funds or otherwise incur any liability on its own account in the provision of the Corporate Services or the Additional Services.

       Subject to the timely receipt of funds from Funding 1 or Funding 2 (as applicable), the Corporate Services Provider undertakes, if requested, to pay in a timely manner, on behalf of each of the Companies, all operational costs incurred by each of the Companies in relation to this Agreement.

       Such operational costs shall include legal and auditor's fees, telex, stationery, facsimile and telephone costs and other fees or expenses payable to administer each of the Companies and to maintain that each of the Companies is in existence and duly registered.

8.     ENGAGEMENT OF THIRD PARTIES

       The Corporate Services Provider may appoint agents to perform any of the duties to be performed by the Corporate Services Provider, provided that the Corporate Services Provider remains liable for the performance of any duties by any agent as if such duty had been performed by the Corporate Services Provider themselves.

       The Corporate Services Provider shall not be liable for any loss to the Funding 1 Issuers or the Master Issuer arising from the negligence, fraud or wilful misconduct of any delegate appointed pursuant to this CLAUSE 8 in the event that the relevant company has given its written consent to such appointment, except to the extent such loss is caused by the gross negligence, wilful default, dishonesty or fraud of the Corporate Services Provider.

9.     COVENANT BY HOLDINGS

       Holdings hereby covenants (a) with Funding 1 and the Funding 1 Security Trustee and (b) with Funding 2 and the Funding 2 Security Trustee that it shall not sell, charge, exchange, transfer or otherwise deal in the shares which it holds in each of the Funding 1 Issuers or the Master Issuer (respectively) at any time prior to the Final Redemption relating to the Funding 1 Issuers or the Master Issuer (respectively) without the prior written consent of the Funding 1 Security Trustee and the Funding 2 Security Trustee (respectively).

10.    UNDERTAKINGS BY FUNDING 1 AND FUNDING 2

       Funding 1 and Funding 2 each hereby undertake (in each case, in respect of themselves only) to:

       (a)    hold all of its board meetings in the UK;

       (b) ensure all of its directors are and will remain residents in the UK for UK tax purposes;

       (c) ensure that it is centrally managed and controlled in the UK for UK tax purposes; and

       (d) adopt and maintain a basis of accounting which satisfies the definition of "UK generally accepted accounting practice" contained in section 50 of the Finance Act 2004.

11.    INDEMNITY

       The Companies shall, on written demand of the Corporate Services Provider, indemnify and hold harmless the Corporate Services Provider and any officer provided by the Corporate Services Provider and any of the directors, officers, employees and agents of the Corporate Services Provider at the time of such demand, against any liabilities, actions, proceedings, claims or demands whatsoever which it or any of them may incur or be subject to in direct consequence of this Agreement or as a direct result of the performance of the functions and obligations provided for under this Agreement except as a result of:

       (a)    a breach by the Corporate Services Provider of this Agreement; or

       (b) the gross negligence, wilful default, dishonesty or fraud of the Corporate Services Provider, any officer which is provided by the Corporate Services Provider or any of the directors, officers, employees or agents of the Corporate Services Provider, as the case may be.

       This indemnity shall expressly inure to the benefit of any director, officer, employee or agent existing or future of the Corporate Services Provider. The termination of this Agreement shall not affect the rights and obligations of the parties arising under this CLAUSE 11 (Indemnity) prior to such termination.

12.    TERMINATION

(a) In respect of rights and obligations relating to any of the Companies under this Agreement, such rights and obligations shall terminate automatically on the date falling 90 days after all Funding 1 Issuers Secured Obligations and the Master Issuer Secured Obligations are discharged in full.

(b) This Agreement shall terminate automatically on the date falling 90 days after the termination of the Mortgages Trust Deed.

(c) Notwithstanding CLAUSES 11(A) and 11(B), each of the Companies may terminate the appointment of its directors or any of them at any time in accordance with the provisions set down in their respective Articles of Association.

(d) The Corporate Services Provider may terminate this Agreement by not less than three months' prior written notice to each of the parties to this Agreement. Such termination shall take effect on the date of expiry of the notice or such longer period as the parties may agree.

13.    NON-ASSIGNMENT

       The rights and obligations of the parties hereto are personal and, save in the case of Funding 1 in accordance with the Funding 1 Deed of Charge and Funding 2 in accordance with the Funding 2 Deed of Charge and shall not be capable of assignment, except with the consent of the Funding 1 Security Trustee and the Funding 2 Security Trustee.

14.    PERMITTED ENFORCEMENT

       Save as permitted by the Funding 1 Issuer Deeds of Charge or the Master Issuer Deed of Charge, each of Halifax and the Corporate Services Provider agree with each of the Companies that it shall not take any steps for the purpose of recovering any sum under or in connection with this Agreement and shall not in any event take any steps to procure the winding-up, administration or liquidation of any of the Companies on any account whatsoever.

15.    THE FUNDING 1 SECURITY TRUSTEE AND THE FUNDING 2 SECURITY TRUSTEE

       The Funding 1 Security Trustee and the Funding 2 Security Trustee have agreed to become a party to this Agreement for the better preservation and enforcement of their respective rights under this Agreement but shall have no obligation or liability whatsoever to the Corporate Services Provider or the Companies under or arising from or by virtue of the Funding 1 Security Trustee and the Funding 2 Security Trustee joining as a party to this Agreement.

16.    NOTICES

       Any notices to be given pursuant to this Agreement to any of the parties hereto shall be sufficiently served if sent by prepaid first class post or facsimile transmission and shall be deemed to be given (in the case of facsimile transmission) when despatched or (in the case of first class post) when it would be received in the ordinary course of the post and shall be sent:

       (a) in the case of Halifax to: Trinity Road (LP/3/3/SEC), Halifax, West Yorkshire HX1 2RG (facsimile number +44 (0)113 235 7511) for the attention of the Head of Mortgage Securitisation, with a copy to HBOS Treasury Services plc, 33 Old Broad

              Street, London EC2N 1HZ, facsimile number: +44 (0)20 7574 8303, for the attention of the Head of Mortgage Securitisation and Covered Bonds;

       (b) in the case of Holdings to: 35 Great St. Helen's, London EC3A 6AP (facsimile number +44 (0)20 7398 6325), for the attention of the Secretary;

       (c) in the case of the Corporate Services Provider to: 35 Great St. Helen's, London EC3A 6AP (facsimile number +44 (0)20 7398 6325), for the attention of the Directors;

       (d) in the case of Funding 1 to: 35 Great St. Helen's, London EC3A 6AP (facsimile number +44 (0)20 7398 6325), for the attention of the Secretary;

       (e) in the case of Funding 2 to: 35 Great St. Helen's, London EC3A 6AP (facsimile number +44 (0)20 7398 6325), for the attention of the Secretary; and

       (f) in the case of the Funding 1 Security Trustee and the Funding 2 Security Trustee to: the Bank of New York, 48th Floor, One Canada Square, London E14 5AL (facsimile number + 44 (0)20 7964 6061 or + 44 (0)20 7964 6339, for the attention of Global Structured Finance - Corporate Trust), or to such other address or facsimile number or for the attention of such other person or entity as may from time to time be notified by any party to the others by written notice in accordance with the provisions of this CLAUSE 16.

17.    AMENDMENTS, WAIVERS AND CONSENTS

17.1 Subject to CLAUSE 2, CLAUSE 3 and CLAUSE 4 of the Controlling Beneficiary Deed (as applicable) and (in the case of Funding 1) CLAUSE 25 of the Funding 1 Deed of Charge (and (in the case of Funding 2) CLAUSE 12 of the Funding 2 Deed of Charge, no amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by (or by some person duly authorised by) each of the parties to this Agreement. In the case of a waiver, such waiver shall be effective only in the specific instance and as against the party or parties giving it for the specific purpose for which it is given. No single or partial exercise of, or failure or delay in exercising, any right under this Agreement shall constitute a waiver or preclude any other or further exercise of that or any other right.

17.2 Funding 1, Funding 2, the Funding 1 Security Trustee and the Funding 2 Security Trustee will each exercise all rights, powers, benefits and/or discretions conferred on it under this Agreement (including, without limitation, in giving its consent, approval or authorisation to any event, matter or thing requested hereunder) in accordance with CLAUSES 2, 3 and 4 of the Controlling Beneficiary Deed (as applicable) and (in the case of Funding 1) CLAUSE 25 (of the Funding 1 Deed of Charge and (in the case of Funding 2) CLAUSE 12 of the Funding 2 Deed of Charge.

18.    INVALIDITY

       The invalidity or enforceability of any part of this Agreement shall not prejudice or affect the validity or enforceability of the remainder.

19.    NON-EXCLUSIVE APPOINTMENT

       The Corporate Service Provider shall be entitled to provide services of a like nature to those to be provided by the Corporate Services Provider under this Agreement to any other person. The Corporate Services Provider shall not be deemed to be affected with notice of or to be under any duty to disclose to the Company any fact or matter which may come to the notice of the Corporate Services Provider or any employee in the course of the Corporate Services Provider rendering similar services to other persons in the course of business in any other capacity or in any manner whatsoever otherwise than in the course of carrying out its duties hereunder.

20.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

       A person who is not a party to this Agreement has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

21.    COUNTERPARTS

(a) This Agreement may be executed in any number of counterparts (manually or by facsimile), and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart.

(b) Each counterpart shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

22.    DELEGATION

       The Corporate Services Provider shall have the power to delegate its rights and duties in respect of its appointment as the secretary of (in respect of Funding 1) to such person as Funding 1 and the Funding 1 Security Trustee may approve and (in respect of Funding 2) to such person as Funding 2 and the Funding 2 Security Trustee may approve, notwithstanding which the Corporate Services Provider shall remain liable hereunder for any act or omission of any such delegate if such act or omission were its own.

23.    GOVERNING LAW

       This Agreement is governed by, and shall be construed in accordance with, the laws of England.

24.    SUBMISSION TO JURISDICTION

       Each party to this Agreement hereby irrevocably submits to the exclusive jurisdiction of the English courts in any action or proceeding arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined by such courts. Each party to this Agreement hereby irrevocably waives, to the fullest extent it may possibly do so, any defence or claim that the English courts are an inconvenient forum for the maintenance or hearing of such action or proceeding.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

                                  SIGNATORIES
CORPORATE SERVICES PROVIDER

SIGNED by                              )  /s/ Claudia Wallace
for and on behalf of                   )
STRUCTURED FINANCE                     )
MANAGEMENT LIMITED                     )

SHARE TRUSTEE

SIGNED by                              )  /s/ Claudia Wallace
for and on behalf of                   )
SFM CORPORATE SERVICES                 )
LIMITED                                )

HOLDINGS

SIGNED by                              )  /s/ Dipti Vekaria
for and on behalf of                   )
PERMANENT HOLDINGS LIMITED             )

FUNDING 1

SIGNED by                              )  /s/ Dipti Vekaria
for and on behalf of                   )
PERMANENT FUNDING (NO. 1)              )
LIMITED                                )

FUNDING 2

SIGNED by                              )  /s/ Dipti Vekaria
for and on behalf of                   )
PERMANENT FUNDING (NO. 2)              )
LIMITED                                )

HALIFAX

SIGNED by                              )  /s/ Ian Stewart
for and on behalf of                   )  /s/ Amarpal Takk
HALIFAX PLC                            )

FUNDING 1 SECURITY TRUSTEE

SIGNED by                              )  /s/ Kate Russell
for and on behalf                      )
THE BANK OF NEW YORK                   )

FUNDING 2 SECURITY TRUSTEE

SIGNED by                              )  /s/ Kate Russell
for and on behalf                      )
THE BANK OF NEW YORK                   )